Credit Suisse High Yield Bond Fund
Securities Purchases during an Underwriting involving
Credit Suisse Asset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended April 30, 2007


Portfolio:			Credit Suisse High Yield Bond Fund


Security:			Intelsat Bermuda Ltd.


Date Purchased:			1/09/07


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		75


Total Principal Purchased
by the Portfolio *:		$75,000


% of Offering Purchased
by the Portfolio:		0.01%


Broker:				DEUTSCHE BANC ALEX T. BROWN INC.


Member:				Joint Lead Manager




Security:			Level 3 Financing Inc.


Date Purchased:			2/09/07


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		1000


Total Principal Purchased
by the Portfolio *:		$1,000,000


% of Offering Purchased
by the Portfolio:		0.33%


Broker:				MERRIL LYNCH, PIERCE FENNER AND SMITH


Member:				Joint Lead Manager




Security:			Umbrella Aquisition Corp Bond


Date Purchased:			3/01/07


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		415

Total Principal Purchased
by the Portfolio *:		$415,000


% of Offering Purchased
by the Portfolio:		0.03%


Broker:				BANK OF AMERICA SECURITIES LLC


Member:				Joint Lead Manager





Security:			General Cable Corp.


Date Purchased:			3/15/07


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		625


Total Principal Purchased
by the Portfolio *:		$625,000


% of Offering Purchased
by the Portfolio:		0.50%


Broker:				GOLDMAN SACHS AND CO CSAM-NY


Member:				Co-Manager





Security:			General Cable Corp.


Date Purchased:			3/15/07


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		225


Total Principal Purchased
by the Portfolio *:		$225,000


% of Offering Purchased
by the Portfolio:		0.11%


Broker:				GOLDMAN SACHS AND CO CSAM-NY


Member:				Co-Manager





Security:			Hawker Beechcraft


Date Purchased:			3/16/07


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		150


Total Principal Purchased
by the Portfolio *:		$150,000


% of Offering Purchased
by the Portfolio:		0.04%


Broker:				GOLDMAN SACHS AND CO CSAM-NY


Member:				Joint Lead Manager




Security:			Hawker Beechcraft Acq Co.


Date Purchased:			3/16/07


Price Per Share:		$100.00

Shares Purchased
by the Portfolio *:		425


Total Principal Purchased
by the Portfolio *:		$425,000.00

% of Offering Purchased
by the Portfolio:		.140%


Broker:				GOLDMAN SACHS AND CO CSAM-NY


Member:				Joint Lead Manager





Security:			Hawker Beechcraft


Date Purchased:			3/16/07


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		625


Total Principal Purchased
by the Portfolio *:		$625,000


% of Offering Purchased
by the Portfolio:		0.16%


Broker:				GOLDMAN SACHS AND CO CSAM-NY


Member:				Joint Lead Manager





Security:			Freescale Semiconductor


Date Purchased:			11/16/06


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		1,965


Total Principal Purchased
by the Portfolio *:		$1,965,000


% of Offering Purchased
by the Portfolio:		.130%


Broker:				CITIGROUP GLOBAL MARKETS


Member:				Joint Lead Manager-books





Security:			Freescale Semiconductor


Date Purchased:			11/16/06


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		3,125


Total Principal Purchased
by the Portfolio *:		$3,125,000


% of Offering Purchased
by the Portfolio:		0.63%


Broker:				CITIGROUP GLOBAL MARKETS


Member:				Joint Lead Manager-books





Security:			Freescale Semico FSL


Date Purchased:			11/16/06


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		1,850


Total Principal Purchased
by the Portfolio *:		$1,850,000


% of Offering Purchased
by the Portfolio:		0.12%


Broker:				CITIGROUP GLOBAL MARKETS


Member:				Joint Lead Manager-books